                         SBL FUND PROSPECTUS SUPPLEMENT
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SBL FUND
MEMBER OF THE SECURITY BENEFIT GROUP OF COMPANIES
700 HARRISON, TOPEKA, KANSAS 66636-0001

                       SUPPLEMENT DATED DECEMBER 8, 2000,
          TO PROSPECTUS DATED MAY 1, 2000, AS SUPPLEMENTED JULY 1, 2000

THE INVESTMENT MANAGER HAS ENGAGED THE DREYFUS CORPORATION TO PROVIDE INVESTMENT
ADVISORY  SERVICES TO SERIES B (LARGE CAP VALUE  SERIES),  EFFECTIVE  JANUARY 2,
2001. THE PROSPECTUS IS AMENDED TO REFLECT THIS CHANGE AND THE  APPOINTMENT OF A
NEW  CO-MANAGER  FOR SERIES X (SMALL CAP GROWTH  SERIES).  THE  INFORMATION  FOR
SERIES B (LARGE CAP VALUE SERIES) UNDER THE SECTION,  "SERIES'  OBJECTIVES,"  IS
DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

SERIES B (LARGE CAP VALUE SERIES) -- Series B seeks long-term growth of capital.

THE PROSPECTUS IS FURTHER  AMENDED BY DELETING THE SECTION,  "SERIES'  PRINCIPAL
INVESTMENT  STRATEGIES - SERIES B (LARGE CAP VALUE SERIES)," IN ITS ENTIRETY AND
REPLACING IT WITH THE FOLLOWING.

SERIES B (LARGE  CAP VALUE  SERIES)  -- The  Series  pursues  its  objective  by investing,  under  normal  circumstances,  at least 65% of its  total  assets in large-capitalization  value  companies  (those  whose total  market  value is $5 billion or greater at the time of purchase).  The Series' stock  investments may include common stocks,  preferred stocks and convertible securities of both U.S.
and U.S. dollar-denominated foreign issuers.

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VALUE-ORIENTED   STOCKS  are  stocks  of  companies  that  are  believed  to  be undervalued  in terms of price  or  other  financial  measurements  and that are believed to have above average growth potential.
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In choosing stocks, the Sub-Adviser,  The Dreyfus  Corporation,  looks for value companies.  The Sub-Adviser uses proprietary  computer models to identify stocks that appear  favorably  priced and that may benefit from the current  market and economic environment. The Sub-Adviser then reviews these stocks for factors that could signal a rise in price, such as:

o  New products or markets

o  Opportunities for greater market share

o  More effective management

o  Positive changes in corporate structure or market perception

The Series may invest a portion of its assets in options and futures  contracts.
It may also sell  short,  which  involves  selling a security it does not own in anticipation  of a decline in the market price of the security.  When  employed, these practices are used primarily to hedge the Series portfolio but may be used to increase returns.

The  Series  typically  sells a stock  when it is no longer  considered  a value company,  appears  less likely to benefit  from the current  market and economic
environment,   shows   deteriorating   fundamentals   or  falls   short  of  the
Sub-Adviser's expectations.

Under  adverse  market  conditions,  the Series  could invest some or all of its assets in cash, government bonds or money market securities. Although the Series would do this only in  seeking  to avoid  losses,  the  Series  may be unable to pursue  its  investment  objective  during  that time,  and it could  reduce the benefit from any upswing in the market.

THE  PROSPECTUS  IS AMENDED BY ADDING THE  FOLLOWING  PARAGRAPH  TO THE SECTION,
"INVESTMENT MANAGER."

The Investment Manager has engaged The Dreyfus Corporation, 200 Park Avenue, New
York,  New York  10166,  to provide  investment  advisory  services to Series B, effective January 2, 2001. Founded in 1947, The Dreyfus Corporation manages more than $127 billion in over 160 mutual fund portfolios.

THE  PROSPECTUS  IS AMENDED BY ADDING THE  FOLLOWING  PARAGRAPHS TO THE SECTION,
"PORTFOLIO MANAGERS."

TIMOTHY M.  GHRISKEY,  head of value equities for The Dreyfus  Corporation,  was named the manager of Series B in January 2001.  Mr.  Ghriskey  joined Dreyfus in
1995. Prior to that date, he was with Loomis,  Sayles & Company for ten years as an associate managing partner and equity/balanced account portfolio manager. Mr.
Ghriskey  is a graduate  of Trinity  College and  received  his M.B.A.  from the
Darden School at the University of Virginia. He is a Chartered Financial Analyst
and a Chartered Investment Counselor.

BRANDON NELSON was named co-manager of Series X in December 2000. Mr. Nelson has over four years of investment experience. He joined Strong in 1996 after working as a summer  intern on Mr.  Ognar's team in 1995.  He received a M.S.  degree in finance from the University of Wisconsin-Madison and participated in the Applied
Security  Analysis  Program.  Mr. Nelson also earned a B.B.A.  degree in finance from the University of Wisconsin-Madison.

UNDER THE SECTION  "PORTFOLIO  MANAGERS," THE SUBSECTION "TERRY A. MILBERGER" IS
AMENDED BY  DELETING  THE  REFERENCE  TO MR.  MILBERGER  AS MANAGER OF SERIES B,
EFFECTIVE JANUARY 2001.